UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2016

PERSEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32526	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

391 Chipeta Way
Salt Lake City, Utah 84108
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

Asset Purchase Agreement

On May 17, 2016, Perseon Corporation (the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with MedLink Technologies, LLC, a North Carolina corporation (“MedLink”), pursuant to which MedLink agreed to acquire substantially all of the Company’s assets for $4.35 million.  The Asset Purchase Agreement contains certain customary representations and warranties and covenants.

In connection with entry into the Asset Purchase Agreement, MedLink made an $850,000 bid deposit, which the Company may use to fund its operations during the pendency of the Chapter 11 Case (as defined below), provided, that if MedLink is not the successful bidder at the auction, then the Company must return the bid deposit plus 5% interest on any amount of the bid deposit used by the Company to fund its operations.

The Asset Purchase Agreement is subject to a number of closing conditions, including, among others, (i) the approval of the Bankruptcy Court in the Chapter 11 Case, as described and defined in Item 1.03 below; (ii) the Company must pay on a current basis certain key vendors and employees; (iii) the accuracy of representations and warranties of the parties; and (iv) material compliance with the obligations set forth in the Asset Purchase Agreement.

The asset purchase pursuant to the Asset Purchase Agreement is expected to be conducted under the provisions of Section 363 of the Bankruptcy Code (as defined below) and will be subject to a marketing process, with proposed bidding procedures and receipt of a higher and better bid at auction.  Upon entry by the Bankruptcy Court, the bidding procedures order will provide that (i) MedLink be the “stalking horse” bidder for the assets identified in the Asset Purchase Agreement; (ii) if MedLink is not the successful bidder at auction, the Company must pay a break-up fee to MedLink equal to $217,500; (iii) to be a qualified bidder at the auction, a bidder must make an $850,000 deposit, and (iv) any overbids at the auction must be no less than $100,000.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

License Agreement

In order to induce MedLink to purchase substantially all of the Company’s assets pursuant to the Asset Purchase Agreement, on May 16, 2016, the Company and MedLink also entered into a license agreement (the “License”) providing MedLink with an exclusive license to sell the Company’s products and use the Company’s intellectual property in China, Hong Kong, Taiwan and Korea (the “License Territory”).  The License contains certain customary representations and warranties and covenants.

MedLink paid the Company $200,000 to receive the License. In addition, MedLink is required to pay the Company an annual royalty of 5% of net profits made in the License Territory by MedLink and any sublicensee of MedLink, up to a maximum of $3,000,000, inclusive of the $200,000 already paid. In addition, MedLink has the right to use any supplier used by the Company in connection with the production of its products in the License Territory.

The foregoing summary of the License does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the License Agreement, a copy of which is attached hereto as Exhibit 10.1 to this report and incorporated herein by reference.

Item 1.03  Bankruptcy or Receivership.

On May 23, 2016, the Company filed a voluntary petition for relief under chapter 11 of 11 U.S.C. §§ 101 et seq. of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Utah (the “Bankruptcy Court”).  The Company’s caption and case number is In re Perseon Corporation, Case No. 16-24435 (Bankr. D. Utah) (the “Chapter 11 Case”).  The Company plans to continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 7.01  Regulation FD Disclosure.

Modified SEC Reporting

The Company plans to seek approval from the Securities and Exchange Commission (the “SEC”) to adopt a modified reporting program with respect to its reporting obligations under the federal securities laws, during the pendency of the Bankruptcy Case.  In lieu of continuing to file Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K under Section 15(d) of the Securities Exchange Act of 1934, the Company would each month file with the SEC a Current Report on Form 8-K that will have attached to it the monthly financial reports required by the Bankruptcy Court.  Such bankruptcy filings are generally made on the 20th day of each month covering the prior month's operations.  The Company will be conferring with the Office of the United States Trustee in Utah regarding the specific timing for filing monthly operating reports in the Chapter 11 Case.  The Company will continue to file Current Reports on Form 8-K as is required by the federal securities laws.

Cautionary Note Regarding the Chapter 11 Case

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock or its publicly traded warrants during the pendency of the Chapter 11 Case will be highly speculative and will pose substantial risks.  The Company expects that the currently outstanding shares of its common stock and the publicly traded warrants will be eventually cancelled and extinguished by the Bankruptcy Court.  The holders of the Company’s common stock and publicly traded warrants may not receive any proceeds from the sale of substantially all of the Company’s assets due to the Company’s obligations to creditors and others.  As a result, the Company expects that its currently outstanding stock has no value.  Trading prices for the Company’s common stock may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 Case.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding future events and the Company’s future financial operations. These forward-looking statements are based on current expectations, estimates and projections about the business of the Company, including, but not limited to expectations regarding the Asset Purchase Agreement, the License and the Chapter 11 Case. These statements are based upon management’s current belief and certain assumptions made by management. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such forward-looking statements, including, but not limited to, the potential adverse impact of the bankruptcy filing on our business, financial condition and results of operations, including our ability to maintain contracts and other customer and vendor relationships that are critical to our business; the actions and decisions of our creditors and other third parties with interests in the Chapter 11 Case; our ability to maintain liquidity to fund our operations during the Bankruptcy Case; our ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 Case, including approvals relating to proposed sale bidding procedures and the proposed sale of assets; our ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions; the timing and amount, if any, of distributions to the Company’s stockholders; and competitive, economic, legal, political and technological factors affecting our industry, operations, markets, products and pricing. Readers should carefully review the risk factors and the information that could materially affect our financial results, described in our Annual Report on Form 10-K for the transition period ended December 31, 2014 and other reports filed with the Securities and Exchange Commission. Readers are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Asset Purchase Agreement by and between Perseon, Inc. and MedLink Technologies, LLC dated as of May 17, 2016
10.1	License Agreement by and between Perseon, Inc. and MedLink Technologies, LLC dated as of May 16, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSEON CORPORATION

Date: May 23, 2016	By:	/s Clinton E. Carnell Jr.
	Name:	Clinton E. Carnell Jr.
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement by and between Perseon, Inc. and MedLink Technologies, LLC dated as of May 17, 2016
10.1	License Agreement by and between Perseon, Inc. and MedLink Technologies, LLC dated as of May 16, 2016